PMC Diversified Equity Fund
Trading Symbol: PMDEX
December 29, 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http:// www.investpmc.com/investmentsolutions.html#Mutual_Fund_Portfolios.  You may also obtain this information at no cost by calling (866) PMC-7338.  The Fund’s prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective.  The PMC Diversified Equity Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	15.65%
Total Annual Fund Operating Expenses	16.85%
Less: Fee Waiver/Expense Reimbursements	(15.45)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (2)	1.40%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (“the Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of Acquired Fund Fees and Expenses) do not exceed 1.40% of the Fund’s average net assets through August 26, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.

Example.  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$143	$443

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent period ended August 31, 2009, the Fund’s portfolio turnover rate was 0.7% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies and non-U.S. companies with varying market capitalizations.

To achieve its investment objective, the Fund will generally invest in common stocks and preferred stocks, convertible securities and other equity securities of U.S. and non-U.S. companies, including when-issued securities. The Fund may invest up to 50% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 10% of its net assets in the equity securities of companies located in countries considered to have emerging market economies.  The Fund may also engage in securities lending representing up to one-third of the value of its total assets to earn income.  In addition to direct investments in equity securities, At any time the Fund may seek to achieve its investment objective by allocating up to 100% of its assets among shares of different exchange-traded funds (“ETFs”) that invest in equity securities.

The Manager of Managers Approach.  The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  The Adviser believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms, with complementary styles and approaches, who manage distinct segments of a market, asset class or investment style for the Fund.  The Fund invests in issuers that the Fund’s sub-advisers believe offer the potential for capital growth.  In identifying candidates for investment, the Fund’s sub-advisers may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.  The Fund generally sells securities when the Fund’s sub-advisers believe they are fully priced or when significantly more attractive investment candidates become available.  The Fund may invest in companies of any market-capitalization, and may invest in securities of domestic or foreign issuers.  Because the Fund is designed to maintain a “core” or “blend” approach, the Adviser selects sub-advisers to manage the Fund’s portfolio of securities in such a way so as mitigate significant growth or value style biases at the Fund level. Individual sub-advisers may specialize in one or the other style, but it is expected that in concert the blend of the sub-advisers will exhibit a core style.

Principal Risks.  Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•
Management Risk.  Risk that the Adviser’s investment strategies for the Funds, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. Risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Securities Lending Risk.  The Fund may lend its portfolio securities to brokers, dealers and financial institutions under agreements which require that the loans be secured continuously by collateral, typically cash, which the Fund will investment during the term of the loan.  The risk in lending portfolio securities, as with other extensions of credit, consists of potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund also bears the risk that the value of investments made with collateral may decline.

•
When-Issued Securities Risk.  Risk that the price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

•
Foreign Securities and Currency Risk.  Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap, Small-Cap and Micro-Cap Company Risk.  The risk that the securities of mid-cap, small-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.

•
ETF Risk.  Risk associated with bearing indirect fees and expenses charged by ETFs in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs.  Also, risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

Performance.  The Fund has been in operation for less than a full calendar year; as a result, there is no performance information available at this time.

Investment Adviser and Sub-Advisers.  Envestnet Asset Management, Inc. is the Fund’s investment adviser.  Delaware Management Company (“Delaware Management”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Mellon Capital Management Corporation (“Mellon Capital”) and Neuberger Berman Management, LLC (“Neuberger”) serve as the Fund’s sub-advisers.

Portfolio Managers.  Francis X. Morris, Michael S. Morris, CFA, Christopher S. Adams, CFA, and Donald G. Padilla, CFA, serve as the co-Portfolio Managers for the segment of the Fund’s assets managed by Delaware Management.  Warren N. Koontz, CFA, CIC, Arthur Barry, CFA, and James L. Carroll, CFA, are the co-Portfolio Managers for the segment of the Fund’s assets managed by Loomis Sayles.  Ron Gala, CFA, serves as the Portfolio Manager for the segment of the Fund’s assets managed by Mellon Capital.  Benjamin Segal, CFA, and Conrad A. Saldanha, CFA, serve as co-Portfolio Managers for the segment of the Fund’s assets managed by Neuberger.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (PMC Diversified Equity Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at (866) PMC-7338.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the PMC Funds family is $2,500.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $50.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.